Exhibit 10.2

AMENDMENT NO. 1
with respect to
LEASE AGREEEMENT
DATED AS OF JULY 4, 2010
BETWEEN V.I.E.C. LTD. AND VISHAY ADVANCED TECHNOLOGIES LTD

This Amendment Agreement (this “Amendment”) is made as of the 1st day of March, 2012 by and between V.I.E.C. Ltd., as Lessor (the “Lessor”), on the one hand, and Vishay Advanced Technologies Ltd., as Lessee (the “Lessee”), on the other hand.  Reference is made to the Lease Agreement dated as of July 4, 2010 by and between Lessor and Lessee (the “Lease Agreement”).

RECITALS

WHEREAS, Lessor and Lessee are parties to the Lease Agreement under which Lessor leases to Lessee a space at Lessor’s facility in Beer-Sheva, Israel;  and

WHEREAS, Lessee has requested to lease an additional space at the facility referenced above and Lessor has accepted Lessee’s request subject to the terms and conditions of this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

I.                 AMENDMENTS

1. In accordance with Section 10.05 of the Lease Agreement, the Lease Agreement is hereby amended, as follows:

(a)
 “Appendix A” referenced in the third “WHEREAS” paragraph of the Lease Agreement is hereby supplemented and amended by including the additional area shown in red in Exhibit A attached to this Amendment.  For the avoidance of doubt, the term “Premises” referenced in the Lease Agreement will include the area shown in red in Appendix A attached to the Lease Agreement and the additional area shown in red in Exhibit A attached herein.

(b)	Section 2.01 to the Lease Agreement is hereby deleted and replaced with the following:

“2.01           In consideration for the Lease, the Lesee shall pay theLessor annual rent in the amount of Eighty Seven Thousand U.S.Dollars (US$87,000) (hereinafter the “Rent”).

The annual Rent during the Term and during the extended term asin section 1.03, should the Term be extended, shall be linked toU.S. CPI (“CPI”).  The base index for such calculation should bethe CPI known on the date of this Agreement.”

II.      MISCELLANEOUS

2. Except as set forth in this Amendment, the Lease Agreement shall remainunmodified and in full force and effect.

3. Capitalized terms used herein without definitions shall have the meaningsassigned to them in the Lease Agreement.

4. This Amendment shall become effective as of March 1, 2012.

5. This Amendment may be executed in one or more counterparts.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by a duly authorized officer or representative of each of Lessor and Lessee as of the date set forth above.

V.I.E.C. LTD

By:  /s/ Ita Goldberg
Name:  Ita Goldberg

VISHAY ADVANCED TECHNOLOGIES LTD

By:  /s/ Ziv Shoshani
Name:  Ziv Shoshani

EXHIBIT A

[Drawing of leased premises]